OTHER INCOME, NET	12 Months Ended
Dec. 31, 2012
OTHER INCOME, NET
OTHER INCOME, NET

NOTE 16—OTHER INCOME, NET

        Other income, net consists of the following:

	Years ended December 31,
	2012	2011	2010
	(in thousands)
Foreign exchange (losses) gains	$(4,675)	$(8,942)	$8,004
Settlement with MRV Communications(1)	—	—	481
Tax reversal for expiration of the statute of limitations(2)	1,499	—	—
Other	203	777	1,323

Total	$(2,973)	$(8,165)	$9,808

(1)
Previously, the Company held an 8% ownership interest in Fiberxon, which was acquired by MRV in 2007. In connection with the acquisition, Fiberxon shareholders received cash and stock as well as the right to potential deferred consideration. In December 2009, MRV entered into a settlement agreement for dismissal of legal proceedings between MRV and the former shareholders of Fiberxon regarding the amount of contingent consideration owed related to its acquisition. Proceeds received in the first quarter of 2010 represented the Company's proportionate share of the settlement amounts.

(2)
Previously, when the company divested its Korean subsidiary, the Company provided a tax reserve as it offered indemnification to the buyer for the uncertain tax position arising in the periods before the divestiture. In April 2012, approximately $1.5 million of such tax reserve was released due to the expiration of the statute of limitations, which is five years after the filing of the tax return.